SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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RADIANT LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RADIANT LOGISTICS, INC.

405 114th Avenue SE

Third Floor

Bellevue, Washington 98004

October 9, 2020

Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Radiant Logistics, Inc., on Wednesday, November 11, 2020, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,
Bohn H. Crain
Chairman and Chief Executive Officer

Notice of Annual Meeting of Stockholders

Wednesday, November 11, 2020

To Our Stockholders:

The Annual Meeting of Stockholders of Radiant Logistics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, November 11, 2020, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, for the following purposes:

1. To elect four members of the Board of Directors to serve until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2. To ratify the selection of BDO USA, LLP as the Company’s independent auditor for the 2021 fiscal year;

3. To approve, on an advisory basis, our executive compensation (“Say on Pay”);

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on September 24, 2020, are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the meeting and at the offices of the Company at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

By Order of the Board of Directors
Bohn H. Crain
Chairman and Chief Executive Officer

Bellevue, Washington

October 9, 2020

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

RADIANT LOGISTICS, INC.

405 114TH Avenue SE

Third Floor

Bellevue, Washington 98004

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Radiant Logistics, Inc. (the “Company,” “we” or “us”) for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, November 11, 2020, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, and at any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON November 11, 2020. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2020, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT WWW.PROXYVOTE.COM. In accordance with rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

VOTING AT THE ANNUAL MEETING

Who Can Vote

Only stockholders of record of our common stock at the close of business on September 24, 2020, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 49,674,634 shares of our common stock, $0.001 par value per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by the Company in connection with the Annual Meeting. In addition to the solicitation of proxies by mail, employees of the Company may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. We have retained our transfer agent, Broadridge Financial Solutions, Inc., to assist in the mailing of the proxy statement and collection of proxies by mail from brokers and other nominees. Our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which includes our audited consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about October 9, 2020.

Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted:

•	FOR the election of the directors;
•	FOR the ratification of the selection of BDO USA, LLP (“BDO”) as our independent auditor for the 2021 fiscal year; and
•	FOR the advisory approval of our executive compensation (“Say on Pay”).

Should any matters not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Annual Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

What Constitutes a Quorum

The presence at the Annual Meeting in person or by proxy of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.

What Vote is Required

Each nominee for director will be elected by a majority of the votes cast in uncontested elections. We currently expect that the election of directors at our meeting will be uncontested. Under the majority voting standard, a nominee must receive a number of “FOR” votes that exceeds the number of the votes cast “AGAINST” with respect to that director’s election.

If an uncontested nominee for director does not receive an affirmative majority of “FOR” votes, he or she will be required to promptly offer his or her resignation to the Board. The Board will then decide as to whether the offered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the offered resignation and the rationale behind it within 90 days after the election results have been certified. Any director who has so offered his or her resignation will not be permitted to vote on or participate in the Board’s decision with respect to his or her resignation.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve (i) the ratification of the selection of BDO USA, LLP as our independent auditor for the 2021 fiscal year; and (ii) on an advisory basis, our executive compensation (“Say on Pay”).

How Abstentions and Broker Non-Votes are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. Shares voted “Abstain” will have no effect on the election of directors or on the advisory vote on the frequency of future stockholder advisory votes on executive compensation. For the other proposals to be voted on at the Annual Meeting, abstentions are treated as shares present or represented and voting and therefore have the same effect as negative votes.

A broker non-vote occurs when the broker holding shares in street name is unable to vote on a proposal because exchange rules prohibit a broker from voting on the matter without owner instructions. Relevant exchange rules provide that a broker holding shares for an owner in street name may not vote for a non-routine proposal or a stockholder proposal that is opposed by management, without voting instructions, whereas a broker may vote on routine matters without owner instructions, such as the ratification of the appointment of BDO. Other than the appointment of BDO, broker non-votes are not counted as votes cast for any purpose in determining whether a matter has been approved. To ensure that their views are represented at the meeting, we strongly urge all beneficial owners to provide specific voting instructions on all matters to be considered at the meeting to their record-holding brokers.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A stockholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

VOTING SECURITIES

The Company’s outstanding voting securities consist of common stock. The record date for determining holders of common stock entitled to vote at the Annual Meeting is September 24, 2020. On that date, there were 49,674,634 shares of common stock issued and outstanding, each entitled to one vote per share. The common stock does not have cumulative voting rights.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. We have developed our forward-looking statements based on management’s beliefs and assumptions, which in turn rely upon information available to them at the time such statements were made. Such forward-looking statements reflect our current perspectives on our business, future performance, existing trends and information as of the date of this report. These include, but are not limited to, our beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, along with express or implied assumptions about, among other things: our continued relationships with our strategic operating partners; the performance of our historic business, as well as the businesses we have recently acquired, at levels consistent with recent trends and reflective of the synergies we believe will be available to us as a result of such acquisitions; our ability to successfully integrate our recently acquired businesses; our ability to locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; the occurrence of no adverse developments affecting domestic and international economic, political or competitive conditions within our industry; transportation costs remaining in-line with recent levels and expected trends; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger strategic operating partners; our compliance with financial and other covenants under our indebtedness; the absence of any adverse laws or governmental regulations affecting the transportation industry in general, and our operations in particular; the impact of COVID-19 on our operations and financial results; and such other factors that may be identified from time to time in our filings with the Securities and Exchange Commission (“SEC”) and other public announcements including those set forth under the caption “Risk Factors” in Part 1 Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020. In addition, the global economic climate and additional or unforeseen effects from the COVID-19 pandemic amplify many of these risks. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. We disclaim any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 24, 2020, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than five percent (5%) of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of September 24, 2020 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 49,674,634 shares of common stock issued and outstanding on September 24, 2020. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below. Unless otherwise provided, the address to each of the persons listed below is c/o Radiant Logistics, Inc. 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

Beneficial Owner	Number of shares		Percent of class
Bohn H. Crain	10,136,874	(1)	20.4%
BlackRock, Inc.	2,981,811	(2)	6.0%
Douglas K. Tabor	2,944,408	(3)	5.9%
Michael Gould	730,579	(4)	1.5%
Jack Edwards	356,478	(5)	*
Todd E. Macomber	341,402	(6)	*
Arnold Goldstein	279,860	(7)	*
Richard P. Palmieri	213,878	(8)	*
John Sobba	—	(9)	*

All officers and directors as a group (7 persons)	12,059,071	(10)	23.8%
*	Represents less than one percent.
(1)

Consists of 8,935,352 shares held by Radiant Capital Partners, LLC over which Mr. Crain has sole voting and dispositive power, 44,700 shares held indirectly by family members, 1,068,608 shares directly held by Mr. Crain, and 88,214 shares issuable upon exercise of vested options. Does not include another 104,190 shares of restricted stock units that are subject to vesting.

(2)

Based on the Schedule 13G, filed with the Securities and Exchange Commission on February 7, 2020, BlackRock, Inc. has sole voting power with respect to 2,895,683 shares of common stock and sole dispositive power with respect to 2,981,811 shares of common stock. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

Based on the Schedule 13G, filed with the Security Exchange Commission on February 12, 2019, Mr. Tabor has sole voting and dispositive power with respect to 2,923,408 shares of common stock and shared voting and dispositive power with Texas Time Express, Inc. over 21,000 shares of common stock. The business address for Mr. Tabor is 401 N. Carroll #194, Southlake, Texas 76092. Mr. Tabor is an owner of one of our largest strategic operating partners.

(4)

Consists of 641,929 shares held directly by Mr. Gould over which he shares voting and dispositive power, 8,650 shares are held indirectly by family members, and 80,000 shares issuable upon exercise of vested options. Does not include 20,000 shares of unvested options and 25,125 shares of restricted stock units that are subject to vesting.

(5)

Consists of 56,478 shares held directly by Mr. Edwards, and 300,000 shares issuable upon exercise of vested options. Does not include 25,125 shares of restricted stock units that are subject to vesting.

(6)

Consists of 209,368 shares held directly by Mr. Macomber, and 132,034 shares issuable upon exercise of vested options. Does not include 44,881 shares of restricted stock units that are subject to vesting.

(7)

Consists of 29,860 shares held directly by Mr. Goldstein, and 250,000 shares issuable upon exercise of vested options. Does not include 44,881 shares of restricted stock units that are subject to vesting.

(8)

Consists of 13,878 shares held directly by Mr. Palmieri, and 200,000 shares issuable upon exercise of vested options. Does not include 25,125 shares of restricted stock units that are subject to vesting.

(9)	Does not include 32,804 shares of restricted stock units that are subject to vesting.
(10)	Includes 1,050,248 shares issuable upon exercise of vested options. Does not include 20,000 shares of unvested options and 302,131 shares of restricted stock units that are subject to vesting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors are generally elected at an annual meeting of the stockholders and hold office until each director’s successor is elected and qualified, or until such director’s earlier resignation or removal. Messrs. Crain, Edwards, Palmieri, and Gould have each been nominated for a one-year term to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and have qualified.

It is the intention of the persons named in the accompanying form of proxy to vote for the four nominees, unless other instructions are given. Proxies cannot be voted for more than four nominees. If any nominee is unable to stand for election for any reason, proxies will be voted for the election of a substitute proposed by the Board of Directors. The Board of Directors knows of no reason why any nominee might be unable or refuse to accept nomination or election.

Nominees for Board of Directors

We believe that our Board should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience of each nominee for at least the past five years is as follows:

Bohn H. Crain, age 56. Mr. Crain has served as our Chief Executive Officer and Chairman of our Board of Directors since October 2005. Mr. Crain brings approximately 25 years of industry and capital markets experience in transportation and logistics. Since January 2005, Mr. Crain has served as the Managing Member of Radiant Capital Partners, LLC, an entity he formed to execute a consolidation strategy in the transportation and logistics sector. Prior to founding Radiant, Mr. Crain served as the Executive Vice President and the Chief Financial Officer of Stonepath Group, Inc. from January 2002 until December 2004. In 2001, Mr. Crain served as the Executive Vice President and Chief Financial Officer of Schneider Logistics, Inc., a third-party logistics company, and from 2000 to 2001 he served as the Vice President and Treasurer of Florida East Coast Industries, Inc., a New York Stock Exchange listed company engaged in railroad and real estate businesses. Between 1989 and 2000, Mr. Crain held various vice president and treasury positions for CSX Corp., a Fortune 500 transportation company listed on the New York Stock Exchange, and several of its subsidiaries. He also serves on the Board of Trustees for Eastside Preparatory School in Bellevue, Washington. Mr. Crain earned a Bachelor of Arts in Business Administration with an emphasis in Accounting from the University of Texas. As a result of these and other professional experiences, Mr. Crain possesses particular knowledge and experience in logistics management, industry trends, business operations and accounting that strengthen the Board’s collective qualifications, skills, and experience.

Jack Edwards, age 75. Mr. Edwards was appointed as a director in December 2011. Mr. Edwards is an independent business executive who since 2002 has been providing strategic, investment and operational advisory services to a broad range of corporate and private equity clients and boards. From 2001 through 2002, he was the President and Chief Executive Officer of American Medical Response, Inc., a provider of private ambulatory services. Prior to this, Mr. Edwards served as the President and Chief Executive Officer at a variety of logistics and freight-forwarding companies, including Danzas Corporation and ITEL Transportation Group. Previously, he held senior executive positions at Circle International, American President Lines and The Southern Pacific Transportation Company. Mr. Edwards has served as a director of several publicly traded corporations, including Laidlaw Inc. (NYSE), ITEL Corp. (NYSE) and Sun Gro Horticulture Canada Ltd. (TSX) where he served as Chairman of the Board. Mr. Edwards currently serves as a director for Zonar Systems, Inc., Yesler, Inc., and DNA Brand Mechanics, LLC. Mr. Edwards received a Bachelor of Science in Food Science and Technology from the University of California, Davis, and a Master of Business Administration in Marketing from the University of Oregon. As a result of these and other professional experiences, Mr. Edwards possesses particular knowledge and experience in the transportation and logistics industry, along with business combinations and financial management, that strengthen the Board’s collective qualifications, skills, and experience.

Richard P. Palmieri, age 67. Mr. Palmieri was appointed as a director in March 2014. He has been the Managing Partner of ANR Partners, LLC, a Philadelphia-based management and financial consulting firm, since 2012. Prior to this, from 2007 to 2012, Mr. Palmieri served as the President and CEO of Canon Financial Services, Inc., the captive finance subsidiary of Canon USA. From 2003 to 2006, he was the President and CEO of Schneider Financial Services, a financial services subsidiary of a large, privately held transportation and logistics company. From 1998 to 2003, he served as a Managing Director and co-head of the Transportation and Logistics investment banking group at Credit Suisse Group. From 1993 to 1998, he served as a Managing Director and co-head of the Transportation and Logistics investment banking group at Deutsche Securities. Before this, he served in various finance and management positions at several large companies, including Whirlpool Financial Corporation, PacificCorp Credit, Commercial Credit Company and GE Capital. Mr. Palmieri received a Bachelor of Science in Accounting from Wagner College. As a result of these and other professional experiences, Mr. Palmieri possesses particular knowledge and experience in logistics and financial management that strengthen the Board’s collective qualifications, skills, and experience.

Michael Gould, age 56. Mr. Gould was appointed as a director in July 2016. Mr. Gould is a seasoned information technology executive, currently serving as the Chief Operating Officer for Zonar Systems, a subsidiary of Continental, AG. Prior to Zonar Systems Mr. Gould served as Senior Vice President, Oracle Consulting in North America at Oracle Corporation. Prior to this, from 2008 to 2015, Mr. Gould led the Americas Technology Services Consulting Organization for Hewlett-Packard Company (“HP”) as the Vice President and General Manager. Prior to HP, Mr. Gould served in various roles at Oracle, BearingPoint and BEA. He holds a Bachelor of Science degree in Mechanical Engineering from Texas A&M University and a Master of Business Administration from Santa Clara University. As a result of these and other professional experiences, Mr. Gould possesses particular knowledge and experience in management and technology that strengthen the Board’s collective qualifications, skills and experience.

The Board of Directors recommends a vote FOR Messrs. Crain, Edwards, Palmieri, and Gould

Non-Director Executive Officers

Todd E. Macomber, age 56. Mr. Macomber has served as our Senior Vice President and Chief Financial Officer since March 2011, as our Senior Vice President and Chief Accounting Officer since August 2010, and as our Vice President and Corporate Controller since December 2007. Prior to joining us, Mr. Macomber served as Senior Vice President and Chief Financial Officer of Biotrace International, Inc., a subsidiary of Biotrace International PLC, an industrial microbiology company listed on the London Stock Exchange. Mr. Macomber earned a Bachelor of Arts, emphasis in Accounting from Seattle University.

Arnold Goldstein, age 66. Mr. Goldstein has served as our Senior Vice President and Chief Commercial Officer since June 30, 2016. Mr. Goldstein also has significant experience within the transportation industry, having served as Chief Operating Officer of Service by Air, which was acquired by the Company in June 2015, and in various leadership roles at Hellman World Wide Logistics from May 2006 to February 2015. Mr. Goldstein earned a Bachelor of Arts in Psychology from the University of Rhode Island and a Masters of Business Administration from Bryant University.

John W. Sobba, age 64. Mr. Sobba has served as our Senior Vice President and General Counsel since May 2018. Prior to joining the Company, Mr. Sobba was in a private law practice from 2008 to 2018, handling a number of general commercial, real estate and business matters for clients within the technology, transportation, outdoor gear and apparel industries. Mr. Sobba was in the private practice of law with the law firms of Dorsey & Whitney and later with Foster Pepper, from 2004 through 2008. He earned a Bachelor of Arts degree from the University of Oregon, a Juris Doctor from Seattle University, a Master of Taxation from Boston University and a Master of Business Administration from the University of Washington.

CORPORATE GOVERNANCE

Information Concerning the Board of Directors and Certain Committees

The Board of Directors currently consists of four directors, three of whom the Board of Directors has determined are independent within the meaning of Section 803 of the NYSE American Company Guide. The independent directors are Messrs. Edwards, Palmieri, and Gould. The Board of Directors held five regularly-scheduled meetings during the 2020 fiscal year, and four special meeting during the 2020 fiscal year. Each of the directors attended at least 75% of all meetings of the Board of Directors and committees on which they served during the 2020 fiscal year. The Board of Directors does not have a formal policy governing director attendance at its annual meeting of stockholders. All of our directors attended the 2019 Annual Meeting of Stockholders. We expect that all of our directors will attend the 2020 Annual Meeting.

The standing committee of the Board of Directors is the Audit and Executive Oversight Committee, which was formed in 2012. The Audit and Executive Oversight Committee fulfills the audit, compensation and nominating committee functions. Prior to the formation of the Audit and Executive Oversight Committee, we had a separately standing audit committee and the independent members of the Board fulfilled the compensation and nominating committee functions. The purpose of the Audit and Executive Oversight Committee is to oversee (i) the integrity of our financial statements and disclosures, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent auditing firm (the “External Auditor”), (iv) the performance of our internal audit function and External Auditors, (v) our internal control systems, (vi) our procedures for monitoring compliance with our Code of Business Conduct and Ethics, (vii) our director nomination process and procedures, and (viii) the review and determination of matters of executive compensation.

Audit and Executive Oversight Committee: The Audit and Executive Oversight Committee held four formal meetings during fiscal year 2020. The members of the Audit and Executive Oversight Committee are Messrs. Edwards (Chair), Palmieri, and Gould.

The Board of Directors has determined that each member of the Audit and Executive Oversight Committee meets the independence standards set forth in Rule 10A-3 promulgated under the Exchange Act and the independence standards set forth in the NYSE American Company Guide. The Board of Directors has determined that Mr. Edwards qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Exchange Act.

The Audit and Executive Oversight Committee operates under a written charter that is reviewed annually. The charter is available on our website at www.radiantdelivers.com. Under the charter, the Audit and Executive Oversight Committee is required to pre-approve the audit and non-audit services to be performed by our independent registered public accounting firm.

Code of Ethics: We have adopted a Code of Ethics that applies to all employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code. Our Code of Ethics is available on our website at www.radiantdelivers.com, and may be obtained without charge upon written request directed to Attn: Human Resources, Radiant Logistics, Inc., 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

Hedging Policy: Our Insider Trading Policy prohibits our officers, directors and employees from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities.

Compensation Committee Function of the Audit and Executive Oversight Committee: We do not have a standing Compensation Committee. The Audit and Executive Oversight Committee fulfills the compensation committee functions. The Audit and Executive Oversight Committee reviews the compensation philosophy, strategy of the Company and consults with the Chief Executive Officer, as needed, regarding the role of our compensation strategy in achieving our objectives and performance goals and the long-term interests of our stockholders. The Audit and Executive Oversight Committee has direct responsibility for approving the compensation of our Chief Executive Officer, and makes recommendations to the Board with respect to our other executive officers. The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Exchange Act.

Our Chief Executive Officer sets the compensation of anyone whose compensation is not set by the Board and reports to the Board regarding the basis for any such compensation if requested by it.

The Audit and Executive Oversight Committee may retain compensation consultants, outside counsel and other advisors as the Board deems appropriate to assist it in discharging its duties. In April 2015, the Audit and Executive Oversight Committee hired Mercer (US) Inc. to perform an executive compensation study and provide it with guidance regarding the Company’s executive compensation program. Mercer provided the Audit and Executive Oversight Committee with compensation data with respect to similarly sized logistics and freight-forwarding companies and consulted with the Audit and Executive Oversight Committee about a variety of issues related to competitive compensation practices and incentive plan design. This information helped us to evaluate and modify our equity and cash compensation awards and practices to remain consistent with industry standards and to achieve our employee retention objectives. While the study was conducted in 2015, the Audit and Executive Oversight Committee believes that it remains useful and it continues to evaluate on an annual basis current trends and relevant industry information. These trends and this information are used by the Audit and Executive Oversight Committee to determine whether to make any additional changes to the Company’s overall compensation policies.

Nominating Committee Function of the Audit and Executive Oversight Committee: We do not have a standing Nominating Committee. The Audit and Executive Oversight Committee fulfills the nominating committee functions. The Audit and Executive Oversight Committee identifies and recommends to the Board individuals qualified to be nominated for election to the Board and recommends to the Board the members and Chairperson for each Board committee.

In addition to stockholders’ general nominating rights provided in our Bylaws, stockholders may recommend director candidates for consideration by the Board. The Audit and Executive Oversight Committee will consider director candidates recommended by stockholders if the recommendations are sent to the Board in accordance with the procedures for other stockholder proposals described below in this proxy statement under the heading “Stockholder Proposals.” All director nominations submitted by stockholders to the Board for its consideration must include all of the required information set forth in our Bylaws, as summarized under the heading “Stockholder Proposals,” and the following additional information:

•	any information relevant to a determination of whether the nominee meets the criteria described below under the subheading “Director Qualifications”;
•

any information regarding the nominee relevant to a determination of whether the nominee would be considered independent under SEC rules or, alternatively, a statement that the nominee would not be considered independent;

•

a statement, signed by the nominee, verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation and consenting to serve as a director if so elected; and

•

if the recommending stockholder, or group of stockholders, has beneficially owned more than five percent (5%) of our voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership.

Director Qualifications. In selecting nominees for director, without regard to the source of the recommendation, the Audit and Executive Oversight Committee believes that each director nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Board should have the highest professional and personal ethics, consistent with our values and standards and Code of Ethics. At a minimum, a nominee must possess integrity, skill, leadership ability, financial sophistication, and capacity to help guide us. Nominees should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experiences. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all director duties. In addition, the Audit and Executive Oversight Committee considers all applicable statutory and regulatory requirements and the requirements of any exchange upon which our common stock is listed or to which it may apply in the foreseeable future.

Evaluation of Director Nominees. The Audit and Executive Oversight Committee will typically employ a variety of methods for identifying and evaluating nominees for director. The Audit and Executive Oversight Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Audit and Executive Oversight Committee will consider various potential candidates for director. Candidates may come to the attention of the Audit and Executive Oversight Committee through current directors, stockholders, or other companies or persons. The Audit and Executive Oversight Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. Director candidates may be evaluated at regular or special meetings of the Audit and Executive Oversight Committee and may be considered at any point during the year.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Audit and Executive Oversight Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses. In evaluating director nominations, the Audit and Executive Oversight Committee seeks to achieve a balance of knowledge, experience, and capability on the Board. In connection with this evaluation, the Audit and Executive Oversight Committee will make a determination of whether to interview a prospective nominee based upon the Board’s level of interest. If warranted, one or more members of the Audit and Executive Oversight Committee, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and any appropriate interviews, the Audit and Executive Oversight Committee will recommend the director nominees after consideration of all its directors’ input. The director nominees are then selected by a majority of the independent directors on the Board, meeting in executive session and considering the Audit and Executive Oversight Committee’s recommendations.

The Company’s Corporate Governance Principles contain a retirement policy that requires no person shall be nominated to the Board to serve as a director after such person’s 74th birthday. The principles are intended to serve as a flexible framework within which the Board may conduct its business. The Board has elected to waive this requirement with respect to Jack Edwards based on his tenure with the Board and his significant experience in the transportation and logistics industry.

Board of Directors Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our stockholders at this time. We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between our management and the Board.

The Board believes that the most effective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. Three out of the four directors on the Board are independent, and our Audit and Executive Oversight Committee is composed entirely of independent directors. In support of the independent oversight of management, the independent directors meet and hold discussions without management present. Based on the current structure and effectiveness of the Board, the Board has not appointed a lead independent director.

Management is responsible for the Company’s day-to-day risk management and the Board’s responsibility is to engage in informed oversight of and provide overall direction with respect to such risk management. Our Board administers its risk oversight function directly and through our Audit and Executive Oversight Committee, which includes regular meetings with management to discuss, identify and mitigate potential areas of risk. Our Board’s approach to risk management is to focus on understanding the nature of our enterprise risks, to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value, while at the same time overseeing an appropriate level of risk for the Company. We believe our current board leadership structure helps ensure proper risk oversight, based on the allocation of duties among committees and the role of our independent directors in risk oversight.

Certain Relationships and Transactions with Related Persons

Our Audit and Executive Oversight Committee is responsible for the oversight of related party transactions. In accordance with the Charter of that Committee, the Company is prohibited from entering into a related party transaction unless such transaction is approved by the Committee after a review of the transaction by the Committee for potential conflicts of interest. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed under Item 404 of Regulation S-K.

Minority Business Enterprise Jointly-Owned and Operated with Chief Executive Officer

On June 28, 2006, we joined with Radiant Capital Partners, LLC (“RCP”), an affiliate of Mr. Crain, our Chief Executive Officer, to form Radiant Logistics Partners, LLC (“RLP”). RLP commenced operations in 2007 as a minority-owned business enterprise for the purpose of enabling us to expand the scope of our service offerings to include participation in certain supplier diversity programs that would have otherwise not been available to us. RLP is owned 60% by Mr. Crain and 40% by us.

In the course of evaluating and approving the ownership structure, operations and economics emanating from RLP, a committee consisting of the independent Board member of the Company considered, among other factors, the significant benefits provided to us through association with a minority business enterprise, particularly as many of our largest current and potential customers have a need for diversity offerings. In addition, the committee concluded the economic relationship with RLP was on terms no less favorable to us than terms generally available from unaffiliated third parties.

For the fiscal year ended June 30, 2020, RLP recorded $3,101,559 in commission revenues earned from members of the affiliated group and reported a profit of $3,038,504. For the fiscal year ended June 30, 2019, RLP recorded $1,759,650 in commission revenues earned from members of the affiliated group and reported a profit of $1,722,355.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our principal executive officer, our principal financial officer, and each of our three most highly compensated executive officers (other than the principal executive officer and principal financial officer) whose compensation exceeded $100,000 during the fiscal years ended June 30, 2020 and 2019.

Name and principal position	Year	Salary ($)	Stock awards ($)(1)		Nonequity incentive plan compensation ($)(2)	All other compensation ($)		Total ($)
Bohn H. Crain,	2020	285,625	212,022	(3)	136,331	1,278,947	(4)	1,912,925
Chief Executive Officer	2019	325,000	148,029	(5)	223,578	952,969	(6)	1,649,576
Todd E. Macomber, Senior Vice	2020	191,231	91,331	(7)	58,727	17,345	(8)	358,634
President, Chief Financial Officer and Treasurer	2019	200,000	63,765	(9)	96,311	19,736	(10)	379,812
Tim Boyce, Senior Vice President	2020	178,901	105,379	(11)	9,500	338,565	(12)	632,345
and Chief Operating Officer of Rail and Truck Brokerage Operations *	2019	275,000	71,575	(13)	26,550	92,699	(14)	465,824
Arnold Goldstein, Chief	2020	191,231	91,331	(15)	58,727	112,686	(16)	453,975
Commercial Officer	2019	200,000	63,765	(17)	96,311	107,755	(18)	467,831
John Sobba, Senior Vice President	2020	191,231	91,331	(19)	58,727	20,193	(20)	361,482
and General Counsel	2019	200,000	10,626	(21)	87,388	19,846	(22)	317,860
*	Tim Boyce resigned as Senior Vice President and Chief Operating Officer of Rail and Truck Brokerage Operations of Radiant Clipper effective as of December 31, 2019.
(1)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718.
(2)	Consists entirely of a cash bonus awarded pursuant to the Management Incentive Compensation Plan (the “MICP”).
(3)	Consists of 38,065 restricted stock units that were granted September 10, 2019 and vest on September 15, 2022.
(4)

Consists of $12,000 for an automobile allowance, $762 for Company-provided life & disability insurance premiums, and $6,185 for Company 401(k) match. Also includes $1,260,000 representing the distributed share of earnings attributed to RCP. For more information, see the section entitled “Certain Relationships and Transactions with Related Persons” above.

(5)	Consists of 33,643 restricted stock units that were granted on September 15, 2018 and vest on September 15, 2021.
(6)

Consists of $12,000 for an automobile allowance, $740 for Company-provided life & disability insurance premiums, and $10,229 for Company 401(k) match. Also includes $930,000 representing the distributed share of earnings attributed to RCP. For more information, see the section entitled “Certain Relationships and Transactions with Related Persons” above.

(7)	Consists of 16,397 restricted stock units that were granted September 10, 2019 and vest on September 15, 2022.
(8)	Consists of $9,113 for an automobile allowance, $762 for Company-provided life & disability insurance premiums, and $7,470 for Company 401(k) match.
(9)	Consists of 14,492 restricted stock units that were granted on September 15, 2018 and vest on September 15, 2021.
(10)	Consists of $ 9,113 for an automobile allowance, $740 for Company-provided life & disability insurance premiums, and $9,883 for Company 401(k) match.
(11)	Consists of 18,919 restricted stock units that were granted September 10, 2019 and vest on September 15, 2022.
(12)	Consists of $8,587 for an automobile allowance, $381 for Company-provided life & disability insurance premiums, $5,635 for Company 401(k) match, and $323,962 for severance payment.
(13)	Consists of 16,267 restricted stock units that were granted on September 15, 2018 and vest on September 15, 2021.

(14)

Consists of $14,639 for an automobile allowance, $740 for Company-provided life & disability insurance premiums, $9,549 for Company 401(k) match, and $67,771 relating to amortization of moving expenses, per his relocation agreement. Mr. Boyce was issued a note receivable for $145,217 in 2016 to pay for his relocation expenses and to provide an incentive to accept the Company’s offer of relocation. The relocation agreement provides that the indebtedness under the note will be forgiven in equal installments over three years.

(15)	Consists of 16,397 restricted stock units that were granted September 10, 2019 and vest on September 15, 2022.
(16)	Consists of $12,000 for an automobile allowance, $762 for Company-provided life & disability insurance premiums, $7,656 for Company 401(k) match and $92,268 relating to sales commissions.
(17)	Consists of 14,492 restricted stock units that were granted on September 15, 2018 and vest on September 15, 2021.
(18)	Consists of $12,000 for an automobile allowance, $740 for Company-provided life & disability insurance premiums, $12,143 for Company 401(k) match and $82,872 related to sales commissions.
(19)	Consists of 16,397 restricted stock units that were granted September 10, 2019 and vest on September 15, 2022.
(20)	Consists of $12,000 for an automobile allowance, $762 for Company-provided life & disability insurance premiums, and $7,431 for Company 401(k) match.
(21)	Consists of 2,415 restricted stock units that were granted on September 15, 2018 and vest on September 15, 2021.
(22)	Consists of $12,000 for an automobile allowance, $740 for Company-provided life & disability insurance premiums, and $7,106 for Company 401(k) match.

Narrative Disclosure to Summary Compensation Table

Management Incentive Compensation Plan

In July 2012, we adopted the Management Incentive Compensation Plan (“MICP”), which is intended to provide for a pay system that supports our business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

Employment Contracts of Named Executive Officers (“NEOs”)

Bohn H. Crain

On January 13, 2006, we entered into an employment agreement (the “Crain Employment Agreement”) with Bohn H. Crain to serve as our Chief Executive Officer. On June 11, 2011, we and Mr. Crain entered into a Letter Agreement for the purpose of amending the Crain Employment Agreement to (1) extend Mr. Crain’s Employment Agreement through December 31, 2016, (2) increase the renewal periods of the Crain Employment Agreement from one to three years, and (3) increase Mr. Crain’s base salary.

The Crain Employment Agreement (as amended) provides for an annual base salary of $325,000, a performance bonus of up to 50% of the base salary based upon the achievement of certain target objectives, and a discretionary merit bonus that can be awarded at the discretion of our Board of Directors. We may terminate the Crain Employment Agreement at any time for cause. If we terminate the Crain Employment Agreement due to Mr. Crain’s disability, Mr. Crain’s unvested options shall immediately vest and we must continue to pay to Mr. Crain, for an additional one year period, his base salary and pro-rated bonuses as well as fringe benefits, including participation in pension, profit sharing and bonus plans as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement. If Mr. Crain terminates the Crain Employment Agreement for good reason or we terminate for any reason other than for cause, Mr. Crain’s unvested options shall immediately vest and we must continue to pay Mr. Crain for the remaining term of the Crain Employment Agreement his base salary and the greater of the most recent bonus or target bonus as well as fringe benefits. The Crain Employment Agreement contains standard and customary non-solicitation, non-competition, work made for hire, and confidentiality provisions.

Pursuant to our MICP, Mr. Crain will be evaluated with a target bonus, based upon achievement of corporate and individual objectives, of 50% of base compensation.

The Crain Employment Agreement also contains a change in control provision. If Mr. Crain’s employment is terminated following a change in control (other than for cause or by Mr. Crain without good reason), then we must pay him (i) a termination payment equal to 2.99 times his base salary in effect on the date of termination of his employment, (ii) any bonus to which he would have been entitled for a period of three years following the date of termination, (iii) any unpaid expenses and benefits, and (iv) for a period of three years provide him with all fringe benefits he was receiving on the date of termination of his employment or the economic equivalent of such benefits. In addition, all of his unvested stock options shall immediately vest as of the termination date of his employment due to a change in control. In the event compensation payable to Mr. Crain upon our change in control causes him to be subject to an excise tax under section 4999 of the Code, he will receive a “gross up” payment in an amount such that after the payment by Mr. Crain of all taxes imposed upon the gross up payment, Mr. Crain will retain an amount of the gross up payment equal to such excise tax. A change in control is generally defined as the occurrence of any one of the following:

•

any “Person” (as the term “Person” is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934), except for our chief executive officer, becoming the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities;

•

a contested proxy solicitation of our stockholders that results in the contesting party obtaining the ability to vote securities representing 50% or more of the combined voting power of our then-outstanding securities;

•	a sale, exchange, transfer or other disposition of 50% or more in value of our assets to another Person or entity, except to an entity controlled directly or indirectly by us;
•

a merger, consolidation or other reorganization involving us in which we are not the surviving entity and in which our stockholders prior to the transaction continue to own less than 50% of the outstanding securities of the acquirer immediately following the transaction, or a plan is adopted involving our liquidation or dissolution other than pursuant to bankruptcy or insolvency laws; or

•

during any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least the majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

Notwithstanding the foregoing, a “change in control” is not deemed to have occurred (i) in the event of a sale, exchange, transfer or other disposition of substantially all of our assets to, or a merger, consolidation or other reorganization involving, us and any entity in which our chief executive officer has, directly or indirectly, at least a 25% equity or ownership interest, or (ii) in a transaction otherwise commonly referred to as a “management leveraged buy-out.”

Todd E. Macomber

In May 2012, we entered into a new employment agreement with Todd E. Macomber, our Chief Financial Officer. Pursuant to his employment agreement, Mr. Macomber is entitled to an annual base salary of $200,000, subject to an annual review. The employment agreement also confirmed, but made no modifications or additions to, the existing stock option agreements between the Company and Mr. Macomber at the time the employment agreement was entered into.

Pursuant to our MICP, Mr. Macomber will be evaluated with a target bonus, based upon achievement of corporate and individual objectives, of 35% of his base salary.

Mr. Macomber is entitled to six months of severance in the form of salary continuation payments in the event his employment is terminated as a result of death, disability, or by us for any reason other than cause; or twelve months of severance if, within nine months following a “Change of Control”, he voluntarily terminates his employment for “Good Reason” or his employment is terminated by us. For the purposes of the employment agreement, a “Change of Control” shall be deemed to occur if there occurs a sale, exchange, transfer or other disposition of substantially all of our assets to another entity, except to an entity controlled directly or indirectly by us, or a merger, consolidation or other reorganization of the Company in which we are not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws. For the further purpose of the employment agreements, “Good Reason” shall be deemed to occur upon either: (i) a breach of the agreement by us; or (ii), a reduction in salary without Mr. Macomber’s consent, unless any such reduction is otherwise part of an overall reduction in executive compensation experienced on a pro rata basis by other similarly situated employees.

Arnold Goldstein

Effective February 6, 2015, we entered into an employment agreement with Arnold Goldstein, the Company’s Senior Vice-President and Chief Commercial Officer. Under his employment agreement, Mr. Goldstein is entitled to receive an annual base salary in the amount of $200,000 subject to annual review. Mr. Goldstein is also entitled to participate in the Company’s stock option program and annual incentive compensation program, pursuant to which he may earn a discretionary bonus with an initial target of 35% of his annual base salary. Additionally, Mr. Goldstein was granted non-qualified stock options to purchase up to 250,000 shares of the Company’s common stock. Mr. Goldstein also received an interest-free loan from the Company in the amount of $100,000 to relocate, which was forgiven by the Company in equal thirds on each of the first three anniversaries of Mr. Goldstein’s employment. Mr. Goldstein also receives $1,000 per month in vehicle allowance payments in addition to other fringe benefits.

Mr. Goldstein is entitled to receive six months of severance payments in the form of salary continuation at his base salary, plus continuation of the medical benefits and car allowance if his employment is terminated as a result of his death, an illness or disability, or by the Company for no cause. However, within nine months following a change of control, if Mr. Goldstein’s employment is terminated for no cause by the Company or by Mr. Goldstein for Good Reason, then he is entitled to receive severance payments for 12 months, and all of his stock options and awards become accelerated.

John Sobba

Effective April 27, 2018, we entered into an employment agreement with John Sobba, the Company’s Senior Vice-President and General Counsel. Under his employment agreement, Mr. Sobba is entitled to receive an annual base salary in the amount of $200,000 subject to annual review. Mr. Sobba is also entitled to participate in the Company’s stock option program and annual incentive compensation program, pursuant to which he may earn a discretionary bonus with an initial target of 35% of his annual base salary. Additionally, Mr. Sobba also receives $1,000 per month in vehicle allowance payments in addition to other fringe benefits.

Mr. Sobba is entitled to receive six months of severance payments in the form of salary continuation at his base salary, plus continuation of the medical benefits and car allowance if his employment is terminated as a result of his death, an illness or disability, or by the Company for no cause. However, within nine months following a change of control, if Mr. Sobba’s employment is terminated for no cause by the Company or by Mr. Sobba for Good Reason, then he is entitled to receive severance payments for 12 months, and all of his stock options and awards become accelerated.

 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards for each NEO outstanding as of June 30, 2020:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Option exercise price ($)	Option expiration date		Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(26)
Bohn H. Crain	7,389	—	0.60	11/18/2020	(1)
	2,815	—	1.30	2/28/2021	(2)
	1,640	—	2.30	6/6/2021	(3)
	2,041	—	2.36	10/30/2021	(4)
	1,791	—	2.40	12/21/2021	(5)
	2,195	—	2.30	3/15/2022	(6)
	4,626	—	2.00	5/15/2022	(7)
	6,679	—	1.75	9/24/2022	(8)
	7,936	—	1.53	11/11/2022	(9)
	5,358	—	1.79	2/10/2023	(10)
	7,473	—	1.95	5/12/2023	(11)
	7,611	—	2.20	9/26/2023	(12)
	6,144	—	2.22	11/11/2023	(13)
	5,193	—	3.00	2/10/2024	(14)
	4,917	—	3.07	5/12/2024	(15)
	5,608	—	3.29	9/22/2024	(16)
	3,239	—	4.10	11/10/2024	(17)
	3,182	—	4.50	2/11/2025	(18)
	2,377	—	5.03	5/11/2025	(19)
						34,485	(20)	135,526
						33,643	(21)	132,217
						38,065	(24)	149,595

Todd E. Macomber	2,660	—	0.60	11/18/2020	(1)
	101,155	—	1.30	2/28/2021	(2)
	741	—	2.30	6/6/2021	(3)
	625	—	2.36	10/30/2021	(4)
	579	—	2.40	12/21/2021	(5)
	709	—	2.30	3/15/2022	(6)
	1,495	—	2.00	5/15/2022	(7)
	2,466	—	1.75	9/24/2022	(8)
	2,930	—	1.53	11/11/2022	(9)
	1,802	—	1.79	2/10/2023	(10)
	2,661	—	1.95	5/12/2023	(11)
	2,834	—	2.20	9/26/2023	(12)
	2,207	—	2.22	11/11/2023	(13)
	1,917	—	3.00	2/10/2024	(14)
	1,886	—	3.07	5/12/2024	(15)
	2,070	—	3.29	9/22/2024	(16)
	1,196	—	4.10	11/10/2024	(17)
	1,175	—	4.50	2/11/2025	(18)
	926	—	5.03	5/11/2025	(19)
						14,855	(20)	58,380
						14,492	(21)	56,954
						16,397	(24)	64,440

Tim Boyce	200,000	—	5.63	4/1/2025	(23)
						19,431	(20)	76,364
						16,267	(21)	63,929
						18,919	(24)	74,352

Arnold Goldstein	250,000	—	4.58	2/15/2025	(22)
						14,855	(20)	58,380
						14,492	(21)	56,954
						16,397	(24)	64,440

John Sobba						2,415	(21)	9,491
						16,397	(24)	64,440

(1)	The stock options were granted on November 19, 2010 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(2)	The stock options were granted on March 1, 2011 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(3)	The stock options were granted on June 7, 2011 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(4)	The stock options were granted on October 31, 2011 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(5)	The stock options were granted on December 22, 2011 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(6)	The stock options were granted on March 16, 2012 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(7)	The stock options were granted on May 16, 2012 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(8)	The stock options were granted on September 25, 2012 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(9)	The stock options were granted on November 12, 2012 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(10)	The stock options were granted on February 11, 2013 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(11)	The stock options were granted on May 13, 2013 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(12)	The stock options were granted on September 27, 2013 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(13)	The stock options were granted on November 12, 2013 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(14)	The stock options were granted on February 11, 2014 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(15)	The stock options were granted on May 13, 2014 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(16)	The stock options were granted on September 23, 2014 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(17)	The stock options were granted on November 11, 2014 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(18)	The stock options were granted on February 12, 2015 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(19)	The stock options were granted on May 12, 2015 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(20)	Consists of restricted stock units that were granted September 15, 2017 and vest September 15, 2020.
(21)	Consists of restricted stock units that were granted September 15, 2018 and vest September 15, 2021.
(22)	The stock options were granted on February 16, 2015 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(23)	The stock options were granted on April 2, 2015 and vest in equal annual installments over a five-year period commencing on the date of the grant.
(24)	Consists of restricted stock units that were granted September 10, 2019 and vest on September 15, 2022.

 Director Compensation

We pay our non-employee directors $3,000 per month for each month of Board service. We reimburse our directors for reasonable travel and other expenses incurred in connection with attending Board meetings. The table below shows the compensation that each director earned for Board and committee service during fiscal year 2020.

Name(1)	Year	Fees earned or paid in cash(2) ($)	Stock Awards(3) ($)		Total ($)
Jack Edwards	2020	35,000	47,523	(4)	82,523
Richard P. Palmieri	2020	35,000	47,523	(4)	82,523
Michael Gould	2020	35,000	47,523	(4)	82,523
(1)	Mr. Crain has been omitted from the above table because he does not receive any additional compensation for serving on our Board of Directors.
(2)

Consists of a payment of $3,000 per month of Board service. Mr. Edwards receives an additional $1,000 per quarter as the chair of the Audit and Executive Oversight Committee. Mr. Palmieri receives an additional $1,000 per quarter for additional contributions related to the compensation committee function of the Audit and Executive Oversight Committee. Mr. Gould receives an additional $1,000 per quarter as the chair of the Technology Subcommittee. In response to COVID-19, Fees for the last fiscal quarter of 2020 were reduced by half.

(3)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718.
(4)	Consists of 8,768 restricted stock units that each were granted to each of Messrs. Edwards, Palmieri and Gould on November 13, 2019 and vest on November 13, 2022.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of June 30, 2020.

Equity Compensation Plan Information

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,534,305	$3.89	1,122,349
Equity compensation plans not approved by security holders	461,063	$2.02	382,624
	1,995,368		1,504,973

PROPOSAL 2: RATIFICATION OF THE SELECTION OF BDO AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE 2021 FISCAL YEAR

The Audit and Executive Oversight Committee has appointed, and the Board has concurred subject to stockholder ratification, BDO to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2021. BDO served as our independent registered public accounting firm for part of the fiscal year ended June 30, 2020.

Before making its determination on appointment, the Audit and Executive Oversight Committee carefully considered the qualifications and competence of candidates for the independent registered public accounting firm. For BDO, this has included a review of its performance in the prior year, its independence and processes for maintaining independence, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters, as well as its reputation for integrity and competence in the fields of accounting and auditing.

Although not required to do so, the Board of Directors wishes to submit the selection of BDO to the stockholders for ratification because the Board believes it is good corporate practice. The Board recommends a vote FOR the ratification of BDO as our independent public accountants for 2021. Unless a different choice is given, proxies received by the Board will be voted FOR the ratification of BDO. If the selection of BDO is not ratified, the Board of Directors will reconsider its selection but may retain BDO. Even if the appointment is ratified, the Board of Directors in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its shareholders.

Representatives of BDO will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting. To pass, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of BDO as our independent auditor for the fiscal year ending June 30, 2021.

CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 1, 2019, the partners and professional staff of Peterson Sullivan LLP (“PS”), which was engaged as the independent registered public accounting firm of Radiant Logistics, Inc. (the "Company"), joined BDO USA, LLP ("BDO"). As a result of this transaction, PS resigned as the Company's independent registered public accounting firm on December 16, 2019. On December 16, 2019, following the resignation of PS, the Company, through and with the approval of its Audit and Executive Oversight Committee, appointed BDO as its independent registered public accounting firm.

The reports of PS on the financial statements of the Company for the fiscal years ended June 30, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended June 30, 2019 and 2018 and through December 16, 2019, there were no disagreements between the Company and PS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PS, would have caused PS to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended June 30, 2019 and 2018 and the interim period through December 16, 2019, PS did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PS with a copy of its report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that PS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements made in the report and, if it did not agree, the respects in which it did not agree. A copy of the letter from PS is filed as Exhibit 16.1 to the report.

During the Company’s fiscal years ended June 30, 2019 and 2018 and through December 16, 2019 (the date of engagement of BDO), neither the Company nor anyone on behalf of the Company consulted with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

Pursuant to Rule 14a-21(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say on Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us, our Board of Directors, or the Audit and Executive Oversight Committee.

Although the vote is non-binding, our Board of Directors and the Audit and Executive Oversight Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.

We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives and aligning executives’ incentives with the creation of stockholder value.

A non-binding advisory vote on the frequency of future advisory votes on our executive compensation is required to be conducted every six years under Section 14A of the Exchange Act pursuant to the Dodd-Frank Act. At our 2019 Annual Meeting of Stockholders we asked our stockholders to indicate whether they preferred that we hold a say-on-pay vote every year, every two years or every three years. Our stockholders approved an advisory vote on an annual basis. In light of the voting results, the Board decided that the Company will hold an advisory vote on the compensation of named executive officers on an annual basis.

Resolution

Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of the named executive officers as described in this proxy statement:

“Resolved that the Company’s stockholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

The Board of Directors recommends an advisory vote FOR the resolution to approve the compensation of the named executive officers as disclosed in this proxy statement.

AUDIT AND EXECUTIVE OVERSIGHT COMMITTEE MATTERS

Report of the Audit and Executive Oversight Committee

In connection with the preparation of our audited financial statements for the fiscal year ended June 30, 2020, the Audit and Executive Oversight Committee:

•	reviewed and discussed the audited financial statements with management;
•

discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board; and

•

received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with our independent registered public accounting firm its independence and satisfied itself as to their independence.

Based upon the review and discussions referred to above, the Audit and Executive Oversight Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020.

Audit and Executive Oversight Committee Report Submitted By:
Jack Edwards
Richard P. Palmieri Michael Gould

PRINCIPAL ACCOUNTING FEES AND SERVICES

BDO and Peterson Sullivan served as our principal independent accounting firms for the fiscal years ended June 30, 2020 and 2019, to audit our financial statements. The entirety of services provided by BDO and Peterson Sullivan for 2020 and 2019 were provided by full-time employees of BDO and Peterson Sullivan.

The audit reports of BDO and Peterson Sullivan on our consolidated financial statements as of and for the fiscal years ended June 30, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and 2019, there were no disagreements with BDO or Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to BDO’s and Peterson Sullivan’s satisfaction, would have caused BDO and Peterson Sullivan to make reference thereto in its reports on our financial statements for such years.

During the fiscal years ended June 30, 2020 and 2019, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2020 and 2019, we did not consult with any other public accounting firms regarding either: (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on our consolidated financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

The following table presents fees for professional audit services performed for the audit of our annual financial statements for the fiscal years ended June 30, 2020 and 2019 and fees, billed and unbilled, for other services rendered by BDO and Peterson Sullivan during those periods.

Audit Fees

Audit Fees consist of fees, billed and unbilled, for professional services rendered for the audit of our consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

	Fiscal years ended June 30,
	2020	2019
Audit fees	$514,234	$376,238
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
	$514,234	$376,238

Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

All Other Fees

All Other Fees consist of fees billed for products and services provided not described above.

Audit and Executive Oversight Committee Pre-Approval Policies and Procedures

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the audit-related and tax services described above were pre-approved by our Audit and Executive Oversight Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Reports of all transactions in our common stock by officers, directors and principal stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of copies of the reports received, or representations of such reporting persons, we believe that during fiscal year 2020 no officers, directors or principal stockholders failed to file reports of ownership and changes of ownership on a timely basis.

STOCKHOLDER PROPOSALS

Stockholder Proposals to Be Included in the Company’s Proxy Statement

Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2021 Annual Meeting, stockholder proposals must be received by the Company at its executive offices located at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004 no later than June 11, 2021, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder Proposals Not to Be Included in the Company’s Proxy Statement

Stockholders wishing to present proposals for action at an annual meeting apart from proposals pursuant to Rule 14a-8 must do so in accordance with our Bylaws. A stockholder must give timely notice of the proposed business to the Secretary at the executive offices referred to above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 50 days nor more than 75 days prior to that year’s annual meeting; provided, however, that in the event less than 60 days’ notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed or public disclosure of the meeting was made, whichever occurs first. For each matter the stockholder proposes to bring before the meeting, the notice to the Secretary must include: (i) a brief description of the business proposed to be brought before the meeting, the reasons for conducting such business at the meeting, and if such business includes a proposal to amend any document, the language of the proposed amendment; (ii) the name and address, as they appear in our books, of the stockholder proposing such business; (iii) the class and number of shares of Company stock that are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Proxy voting on any matter brought before the meeting as set forth in this paragraph will be subject to the discretionary voting authority of the designated proxy holders.

Stockholders wishing to nominate candidates for election to the Board of Directors at an annual meeting must do so in accordance with our Bylaws by giving timely notice in writing to the Secretary as described above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to that year’s annual meeting; provided, however, that in the event less than 70 days’ notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed or public disclosure of the meeting was made, whichever occurs first. The notice must set forth: (i) the nominee’s name, age, business address and, if known, residence address; (ii) such person’s principal place of employment; (iii) the class and number of shares of stock of the corporation that are beneficially owned by such person; and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. In addition, as to the stockholder giving the notice, the notice must include: (i) the name and record address of such stockholder; and (ii) the class and number of shares of Company stock beneficially owned by such stockholder. The presiding officer at the annual meeting is required to determine whether any nomination was properly brought before the annual meeting in accordance with our Bylaws. If such officer determines that any person has not been properly nominated, such officer shall so declare at the meeting and any such nominee shall not be considered in the election.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Todd E. Macomber, our Chief Financial Officer, at the principal executive offices of the Company. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. The Chief Financial Officer has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. The Chief Financial Officer shall promptly forward any and all such stockholder communications to the entire Board of Directors or the individual director as appropriate. In the alternative, stockholder correspondence can be addressed to 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, Attention: Todd E. Macomber.

OTHER MATTERS

The notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the Board of Directors has been advised of no matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004 or at (425) 943-4599. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form-10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the fiscal year ended June 30, 2020, is being sent to stockholders of record as of September 24, 2020 with this proxy statement. This Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Stockholders may also view this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. Stockholders of record as of September 24, 2020, and beneficial owners of our common stock on that date, may obtain from us without charge additional copies of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. If requested, we will provide stockholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. Any requests from a beneficial owner of our common stock must set forth a good faith representation that, as of the record date for this solicitation, September 24, 2020, the person making the request was the beneficial owner of our common stock. Such written requests should be directed to us at, 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, Attention: Chief Financial Officer.

RADIANT LOGISTICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF RADIANT LOGISTICS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints Bohn H. Crain and Todd E. Macomber, and each of them, as his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Radiant Logistics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, at 9:00 a.m., local time, on November 11, 2020, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees in proposal 1, FOR proposal 2 and proposal 3 and in the proxies’ discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

Please Detach and Mail In the Envelope Provided

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For	Against	Abstain

1.	Election of Directors
Nominees
	01 Bohn H. Crain	☐	☐	☐
	02 Jack Edwards	☐	☐	☐
	03 Richard P. Palmieri	☐	☐	☐
	04 Michael Gould	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	Ratifying the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending June 30, 2021.	☐	☐	☐

3.	Advisory resolution to approve executive compensation.	☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

			Yes	No
	Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)		Date